DRIEHAUS MUTUAL FUNDS

Driehaus Active Income Fund *LCMAX

Driehaus Select Credit Fund *DRSLX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 21, 2012 to

Statement of Additional Information (“SAI”) dated April 29, 2012

At a Special Meeting of Shareholders of Driehaus Mutual Funds (the “Trust”) held on November 27, 2012, the Trust’s shareholders approved the election of the following persons to the Board of Trustees of the Trust (the “Board”): Theodore J. Beck, Richard H. Driehaus, Francis J. Harmon, A.R. Umans, Dawn M. Vroegop and Daniel F. Zemanek. Mr. Beck, Mr. Harmon, Mr. Umans, Ms. Vroegop and Mr. Zemanek are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”). Mr. Driehaus is considered an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust’s investment adviser, Driehaus Capital Management LLC (the “Adviser”), and the distributor, Driehaus Securities LLC, and has a controlling interest in each. Prior to their election as Independent Trustees of the Trust, Mr. Beck and Ms. Vroegop served as Advisory Board Members. At a Meeting of the Board held on November 27, 2012, the Board elected Mr. Beck and Ms. Vroegop to serve as members of the Audit Committee and the Nominating and Governance Committee, along with the other Independent Trustees.

Accordingly, any references in the Funds’ SAI to Mr. Beck and Ms. Vroegop as Advisory Board Members are modified to reflect that they are Independent Trustees. All other references to Advisory Board Members are removed in their entirety. The following changes are also hereby made to the Funds’ SAI:

1.	The following information has been added to the table under the heading “INDEPENDENT TRUSTEES” beginning on page 30:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee/Advisory Board Member During the Past 5 Years
INDEPENDENT TRUSTEES:
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability since 2010; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2006; Wisconsin Alumni Association Board since 2006; President’s Advisory Council on Financial Literacy from 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds, Inc., 2008-2010.

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.

Independent Trustee, Met

Investors Series Trust since December 2000; Governance Chair since 2006, Investment Committee Chair since 2008, Met Investor Series Trust; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003.

2.	The section entitled “Leadership Structure and Board of Trustees” beginning on page 33 is amended to include the following:

Theodore J. Beck. Prior to his election as Trustee of the Trust, Mr. Beck served as an Advisory Board Member of the Trust since 2011. He is currently President and Chief Executive Officer of the National Endowment for Financial Education. Mr. Beck previously served as Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin- Madison from 1999 to 2005. He also serves on the Boards of the President’s Advisory Council on Financial Capability, the Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion, the Jump$tart Coalition for Personal Financial Literacy and the Wisconsin Alumni Association Board. He previously has served on the Boards of the President’s Advisory Council on Financial Literacy, Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust.

Dawn M. Vroegop. Prior to her election as Trustee of the Trust, Ms. Vroegop has served as an Advisory Board Member of the Trust since 2011. From 1999 to 2003, Ms. Vroegop served as a Managing Director of Dresdner RCM Global Investors. She currently serves on the Board of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Ms. Vroegop has served as the Governance Chair of the Met Investors Series Trust since 2006 and as the Investment Committee Chair since 2008. She also is a Director and the Investment Committee Chair of the City College of San Francisco Foundation.

3.	The information under the section entitled “TRUSTEES’ OWNERSHIP OF TRUST SHARES” beginning on page 36 is deleted in its entirety and replaced with the following:

The following table sets forth, for each Trustee, the dollar range of shares beneficially owned in each Fund, as well as the aggregate dollar range of shares beneficially owned in all series of the Trust, as of June 30, 2012.

	Interested Trustee	Non-Interested Trustees
Name of Fund	Richard H. Driehaus	Theodore J. Beck	Francis J. Harmon	A.R. Umans	Dawn M. Vroegop	Daniel F. Zemanek

Driehaus Active Income Fund	Over $100,000	None	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000

Driehaus Select Credit Fund	Over $100,000	$10,001-$50,000	None	None	None	None

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000

As of June 30, 2012, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Driehaus Active Income Fund and 5.79% of Driehaus Select Credit Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.